As filed with the Securities and Exchange Commission on December 2, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2014

DoubleLine Selective Credit Fund

DBSCX (I-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	September 30, 2014	3

President’s Letter	(Unaudited) September 30, 2014

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Semi-Annual Report. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

Investor assets in the DoubleLine Funds were over $41.4 billion as of September 30th, 2014. During the period, we continued to enhance our overall lineup of investment strategies available to investors. On August 4th, 2014, we launched this Fund. The Fund is currently offered only to limited types of investors as described in its private placement memorandum.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds

November 1, 2014

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) September 30, 2014

Financial Markets Highlights:

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

After a seasonally sluggish August, trading volumes in September picked up modestly. Much of the volume came from money managers and hedge funds. Once again, lower credit quality collateral saw the highest volume with subprime collateral accounting for $4.7 billion of total current face value traded during the month of September. Prime and Alt-A collateral accounted for $1 billion and $920 million, respectively. Mortgage loan fundamentals were largely unchanged during September. The Government Sponsored Enterprise (GSE) risk transfer trades saw little change in performance during September. Legacy non-Agency MBS exhibited slower prepayment speeds across the board with prime prepayments falling 0.6 CPR (Conditional Prepayment Rate), Alt-A down 0.8 CPR and subprime falling 0.2 CPR. Loss severities were mixed on the month with prime and Alt-A severities falling 4.4% and 1.6%, respectively, while subprime severities increased 2.8%. The pace of loan modifications remained stable with average rate reductions of 2.63% and average forbearance resulting in principal reductions of $90,000. Loss adjusted yields remained largely unchanged on the month. Prime bonds traded in the 3.75% to 4% range, Alt-A in the 4% range and subprime from 5-6% depending on the WAL (Weighted Average Life) profile.

•	Commercial Mortgage-Backed Securities (CMBS)

CMBS spreads held firm in September despite $12 billion of new issuance, representing the highest level of monthly new issuance since 2007. The market as a whole continued to display robust demand during the period, absorbing the $28 billion of deals during the third quarter ending September 30, 2014. The Barclays U.S. CMBS Index returned -0.52% in September. Despite the Index under-performance, we are cautiously optimistic with regards to this sector as certain parts of the capital structure present relative value versus investment grade corporates. The $12 billion of September new issuance consisted of 12 deals, the highest level year-to-date (YTD) and a sharp increase from August’s $6 billion of new issuance. Of those 12 deals, seven were fixed-rate conduit transactions, totaling $9 billion of issuance, equivalent to the combined July and August total. While the $15 billion of new issuance originally scheduled for the month did not all price before month-end, both the conduit and total new issuance amounts are market highs since the 2007 peak and represent a steadily improving and functioning commercial real estate (CRE) market. The overall U.S. CMBS delinquency rate fell to 6.03% in September, following a one-month weakening, according to Trepp Analytics. The Moody’s/RCA Commercial Property Price Indices (CPPI) national major markets composite index declined in August 2014 while non-major markets were up. September loan loss severities averaged 56% on $1.8 billion of loan liquidations, nearly double the August amount, with both numbers driven by the resolution of a large distressed legacy loan collateralized by a specialty use property.

•	Collateralized Loan Obligations (CLOs)

Collateralized Loan Obligations (CLOs) continued to issue new deals during the period ending September 30, 2014, though at a slower speed during August and September relative to July. August and September each issued roughly $7.5 billion in new issue while July issued over $11 billion, the slower pace attributed to a typical summer slowdown. As of the end of the period, issuance as of September 30, 2014 was at $93 billion across 177 deals. At this time last year, issuance was at $60 billion across 124 deals. The decrease in CLO prices through the third quarter ending September 30, 2014 was attributed to the excess supply from new issues and not due to any fundamental problems with CLOs. Although spreads have widened, CLO managers are still trying to bring new deals to market before the end of the year. Bank loan returns were volatile during the period, with August having a moderate return and September experiencing a negative monthly return. Retail loan funds continued to experience outflows that began in April 2014. This weakness is a positive for CLO managers as they could pick up loans at more attractive pricing with the outflows from the retail fund space translating to lower loan prices. These lower loan prices contributed to the S&P/LSTA Leveraged Loan Index’s return of -0.47% for the third quarter.

Semi-Annual Report	September 30, 2014	5

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2014

Management Discussion of Fund Performance:

DoubleLine Selective Credit Fund

The Doubleline Selective Credit Fund has performed well since its inception on August 8, 2014. The Fund’s portfolio was comprised primarily of below investment grade securitized products, such as non-Agency RMBS, Commercial Mortgage-Backed Securities (CMBS) and CLOs. Since inception, RMBS has been the biggest contributor to returns given the declining interest rate environment, as the 10-year U.S. Treasury (UST) touched a recent low of 2.33% at the end of August. CLOs have also performed well despite record breaking new issuance levels as the sector continues to trade strongly. Mezzanine tranches of CLOs have only seen mild widening late in the third quarter of the year while senior tranches have been relatively unchanged. The CMBS sector has also experienced heavy new issuance which has softened valuations within the space. The Fund returns for CMBS lagged the other sectors of the portfolio, but still contributed gains over the time period.

Period Ended 9-30-14	Since Inception 8-8-2014 (Not Annualized)
I-Share	1.15%
Barclays U.S. Aggregate Bond Index	0.11%

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2014 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Additional principal risks for the Fund can be found in the private placement memorandum.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Basis Point—A basis point (bps) equals to 0.01%.

Moody’s/RCA Commercial Property Price Index—The Moody’s/RCA Commercial Property Price Index (CPPI) describes various non-residential property types for the U.S. (10 monthly series from 2000). The Moody’s/RCA Commercial Property Price Index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Weighted Average Life (WAL)—The average number of years for which each dollar of unpaid principal on a loan or mortgage remains outstanding.

6	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2014

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for the DoubleLine Selective Credit Fund.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Semi-Annual Report	September 30, 2014	7

Schedule of Investments DoubleLine Selective Credit Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 1.9%

	ING Ltd.,
$250,000	Series 2013-1A-D	5.23%	#^	04/15/2024	231,961

	Octagon Investment Partners Ltd.,
250,000	Series 2014-1A-D	6.83%	#^	11/14/2026	247,655

	Total Collateralized Loan Obligations (Cost $477,477)				479,616

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 9.9%

	CD Commercial Mortgage Trust,
250,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	262,574

	COBALT Commercial Mortgage Trust,
250,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	255,418

	Commercial Mortgage Pass-Through Certificates,
250,000	Series 2014-CR19-C	4.72%	#	08/10/2047	255,526
250,000	Series 2014-KY0-F	3.65%	#^	06/11/2027	249,800

	GS Mortgage Securities Corporation,
150,000	Series 2006-GG6-AJ	5.52%	#	04/10/2038	154,971

	JP Morgan Chase Commercial Mortgage Securities Corporation,
250,000	Series 2006-LDP9-AM	5.37%		05/15/2047	260,365
250,000	Series 2007-CIBC20	6.07%	#	02/12/2051	265,885

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.49%		10/15/2047	246,445

	Morgan Stanley Capital, Inc.,
250,000	Series 2005-HQ7-AJ	5.21%	#	11/14/2042	258,166
250,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	262,451

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $2,473,120)				2,471,601

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 85.6%

	Countrywide Alternative Loan Trust,
745,115	Series 2005-73CB-1A3	6.25%		01/25/2036	727,046
2,090,837	Series 2007-13-A4	6.00%		06/25/2047	1,824,606

	Countrywide Home Loans,
356,460	Series 2006-10-1A11	5.85%		05/25/2036	333,874
2,193,169	Series 2006-17-A6	6.00%		12/25/2036	2,019,014
1,112,142	Series 2007-8-1A5	5.44%		01/25/2038	1,003,677

	Credit Suisse First Boston Mortgage Securities Corporation,
1,784,400	Series 2005-9-3A2	6.00%		10/25/2035	1,345,354

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
989,003	Series 2006-AB4-A1A	6.01%	#	10/25/2036	804,383

	First Horizon Asset Securities, Inc.,
759,425	Series 2006-1-1A2	6.00%		05/25/2036	749,107

	GSR Mortgage Loan Trust,
1,212,393	Series 2006-2F-3A4	6.00%		02/25/2036	1,064,831

	JP Morgan Alternative Loan Trust,
1,500,000	Series 2006-S4-A4	5.96%	#	12/25/2036	1,237,124

	JP Morgan Mortgage Trust,
915,278	Series 2005-S3-1A1	6.50%		01/25/2036	786,802

	MASTR Alternative Loans Trust,
887,286	Series 2004-10-5A5	5.75%		09/25/2034	890,564

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Alternative Note Asset Trust,
$1,237,745	Series 2007-F1-2A6	6.00%		03/25/2037	944,211

	PR Mortgage Loan Trust,
994,323	Series 2014-1-APT	5.93%	^	10/25/2049	998,797

	Residential Accredit Loans, Inc.,
1,069,594	Series 2006-QS12-1A1	6.50%		09/25/2036	816,460
1,634,144	Series 2007-QS5-A1	5.50%		03/25/2037	1,306,076

	Residential Asset Securitization Trust,
3,138,756	Series 2006-A8-1A1	6.00%		08/25/2036	2,899,897

	Residential Funding Mortgage Securities Trust,
271,305	Series 2005-S9-A11	6.25%		12/25/2035	266,500

	Springleaf Mortgage Loan Trust,
350,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	369,963
350,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	358,812

	Washington Mutual Mortgage Pass-Through Certificates,
718,611	Series 2007-4-1A1	5.50%		06/25/2037	683,066

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $21,388,462)				21,430,164

SHORT TERM INVESTMENTS 3.7%
308,086	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		308,086
308,087	Fidelity Institutional Government Portfolio	0.01%	♦		308,087
308,087	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		308,087

	Total Short Term Investments (Cost $924,260)				924,260

	Total Investments - 101.1% (Cost $25,263,319)				25,305,641
	Liabilities in Excess of Other Assets - (1.1)%				(271,785)

	NET ASSETS - 100.0%				$25,033,856

SECURITY TYPE BREAKDOWN as a % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations					85.6%
Non-Agency Commercial Mortgage Backed Obligations					9.9%
Short Term Investments					3.7%
Collateralized Loan Obligations					1.9%
Other Assets and Liabilities					(1.1)%

					100.0%

#	Variable rate security. Rate disclosed as of September 30, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by DoubleLine Capital LP (the “Adviser”), unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $2,456,988 or 9.8% of net assets.

♦	Seven-day yield as of September 30, 2014

8	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) September 30, 2014

ASSETS
Investments in Unaffiliated Securities, at Value*	$24,381,381
Short-term Securities*	924,260
Interest and Dividends Receivable	147,134
Investment Advisory Fees Receivable	12,592
Total Assets	25,465,367

LIABILITIES
Payable for Investments Purchased	247,655
Distribution Payable	142,672
Accrued Expenses	33,906
Transfer Agent Expenses Payable	4,850
Administration Fees Payable	1,856
Registration Fees Payable	572
Total Liabilities	431,511
Net Assets	$25,033,856

NET ASSETS CONSIST OF:
Paid-in Capital	$25,000,000
Undistributed (Accumulated) Net Investment Income (Loss)	(8,466)
Accumulated Net Realized Gain (Loss) on Investments	—
Net Unrealized Appreciation (Depreciation) on Investments in Securities	42,322
Net Assets	$25,033,856

*Identified Cost:
Investments in Unaffiliated Securities	$24,339,059
Short-term Securities	924,260

Unlimited shares authorized:
Net Assets	$25,033,856
Shares Outstanding	2,494,242
Net Asset Value, Offering and Redemption Price per Share	$10.04

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	9

Statement of Operations	(Unaudited) For the Period Ended September 30, 2014[1]

INVESTMENT INCOME
Income:
Interest	$187,618
Total Investment Income	187,618
Expenses:
Professional Fees	30,794
Investment Advisory Fees	17,284
Administration, Fund Accounting and Custodian Fees	5,168
Transfer Agent Expenses	4,850
Shareholder Reporting Expenses	3,020
Miscellaneous Expenses	1,317
Registration Fees	872
Trustees’ Fees and Expenses	74
Total Expenses	63,379
Less: Fees Waived	(43,256)
Net Expenses	20,123

Net Investment Income	167,495

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	42,322
Net Realized and Unrealized Gain (Loss) on Investments	42,322

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$209,817

[1]	Commencement of operations on August 4, 2014

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets	(Unaudited) Period Ended September 30, 2014[1]

OPERATIONS
Net Investment Income	$167,495
Net Realized Gain (Loss) on Investments	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	42,322
Net Increase (Decrease) in Net Assets Resulting from Operations	209,817

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(175,961)

Total Distributions to Shareholders	(175,961)

NET SHARE TRANSACTIONS	25,000,000
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	25,000,000

Total Increase (Decrease) in Net Assets	$25,033,856

NET ASSETS
Beginning of Period	$—
End of Period	$25,033,856

Accumulated (Undistributed) Net Investment Income (Loss)	$(8,466)

[1]	Commencement of operations on August 4, 2014

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	11

Financial Highlights	(Unaudited) Period Ended September 30, 2014[1]

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.02
Total from Investment Operations	0.11

Less Distributions:
Distributions from Net Investment Income	(0.07)
Total Distributions	(0.07)

Net Asset Value, End of Period	$10.04
Total Return	1.15%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$25,034
Ratios to Average Net Assets:
Expenses Before Fees Waived	2.02%	[3]
Expenses After Fees Waiver	0.64%	[3]
Net Investment Income (Loss)	5.33%	[3]
Portfolio Turnover Rate	1%	[2]

[1]	Commencement of operations on August 4, 2014
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2014

1.  Organization

DoubleLine Selective Credit Fund (the “Fund”) is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014. Shares of the Fund may currently be purchased by “accredited investors” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by qualified employees, officers and Trustees of the Fund and their qualified family members, qualified employees and officers of DoubleLine Capital LP or DoubleLine Group LP and their qualified family members, qualified affiliates of DoubleLine Capital LP or DoubleLine Group LP, and other qualified accounts. The Fund’s investment objective is to seek long-term total return.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data

(collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of September 30, 2014, the Fund did not hold any investments in private investment funds.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Semi-Annual Report	September 30, 2014	13

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 20141:

Category
Investments in Securities
Level 1
Money Market Funds	$924,260
Total Level 1	924,260
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	21,430,164
Non-Agency Commercial Mortgage Backed Obligations	2,471,601
Collateralized Loan Obligations	479,616
Total Level 2	24,381,381
Level 3	—
Total	$25,305,641

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Levels 1, 2 or 3 during the period ended September 30, 2014.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s net asset value will not be calculated on the days on which the NYSE is closed for trading or on days when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

14	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2014

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

The Adviser has contractually agreed to limit its ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed an annual rate of 0.64%. For the purpose of the expense limitation agreement between the Adviser and the Fund, “ordinary operating expenses” exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. The Fund’s expense limitation agreement is expected to apply until at least June 2, 2015, except it may be terminated during its term only by a majority vote of the disinterested Trustees of the Board.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

During the period ended September 30, 2014 the Fund waived a portion of its fees or reimbursed certain expenses in the amount of $43,256. The Adviser may recapture a portion of the amount no later than March 31, 2018.

4.  Purchases and Sales of Securities

For the period ended September 30, 2014, purchases and sales of investments, excluding short-term securities, were $24,479,387 and $186,626, respectively. There were no transactions in U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund were as follows:

Period Ended September 30, 2014
Distributions Paid From:
Ordinary Income	$175,961
Long Term Capital Gain	—
Total Distributions Paid	$175,961

The cost basis of investments for federal income tax purposes as of September 30, 2014 was as follows:

Tax Cost of Investments	$25,263,319
Gross Tax Unrealized Appreciation	77,456
Gross Tax Unrealized Depreciation	(35,134)
Net Tax Unrealized Appreciation (Depreciation)	$42,322

Since the Fund does not have a full fiscal year, the tax cost of investments is the same as noted in the Schedule of Investments.

Semi-Annual Report	September 30, 2014	15

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended September 30, 2014
	Shares	Amount
Shares Sold	2,494,242	$25,000,000
Net Increase (Decrease) Resulting From Fund Share Transactions	2,494,242	$25,000,000

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $74 from the Fund during the period ended September 30, 2014. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees and Expenses in the fund’s Statement of Operations includes $63 in current fees (either paid in cash or deferred) and an increase of $11 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust (all the series of each such trust, the “DoubleLine Funds”), an uncommitted, $450,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the period ended September 30, 2014). The fund did not borrow on this credit facility during the period ending September 30, 2014.

9.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, yield, and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•	asset allocation risk: the risk that the Fund’s investment performance will depend in part on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to nonpayment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (’CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risk:

°	credit risk: the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

16	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2014

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	fund level tax risk: the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•	high yield risk (“junk bonds”): securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited offering risk: the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce

Semi-Annual Report	September 30, 2014	17

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	reliance on the adviser: the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	Rule 144A securities risk: Rule 144A under the Securities Act permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

•	securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investment in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	valuation risk: the risk that when market quotations are not readily available or are deemed to be unreliable, the Fund may value its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

10.  Recently Issued Accounting Pronouncements

In June 2014, the FASB issued ASU No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

18	DoubleLine Selective Credit Fund

Shareholder Expenses	(Unaudited) September 30, 2014

Example

As a shareholder of DoubleLine Selective Credit Fund (the “Fund”), you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/14	Expenses Paid During Period*[1]	Ending Account Value 9/30/14	Expenses Paid During Period*[1]
DoubleLine Selective Credit Fund	0.64%	$1,000	$1,012	$1.01	$1,022	$3.24

* The actual dollar amount shown as expenses paid during the period for the Fund is multiplied by 57/365, which is based on the date of inception (August 4, 2014).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2014	19

Evaluation of Advisory Agreement by Board of Trustees	(Unaudited) September 30, 2014

At the May 22, 2014 meeting of the Board of Trustees (the “Meeting”) of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Independent Trustees voting separately, approved an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of DoubleLine Selective Credit Fund (the “Fund”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees.

The Trustees considered a wide range of materials, including information previously provided to the Trustees in connection with the approval or renewal of advisory contracts between the Adviser and the other series of the Trust. The Trustees’ determination to approve the Agreement was based on an evaluation of all of the information provided to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Trust and counsel to the Independent Trustees.

In the process of considering the approval of the Agreement, the Trustees considered the terms of the proposed Agreement between the Adviser and the Trust, with respect to the Fund, and noted that the proposed Agreement, with the exception of the rate of the advisory fees payable, had the same terms as the advisory agreements between the Adviser and the other series of the Trust. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience, and responsibilities of the portfolio managers, including with respect to investment in derivatives, and other key personnel that would be involved in the day-to-day activities of the Fund. The Board considered the expected difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, counter-party exposure, credit events, and workouts. The Trustees considered the performance of separate accounts managed by the Adviser using substantially similar investment policies to those proposed for the Fund as well as the performance of the other series of the Trust, and considered the possible effect of an additional fund to the Trust on the capacities of the Adviser. The Trustees reviewed the proposed services the Adviser would provide to the Fund as investment adviser. The Trustees considered that the Adviser would provide a variety of other services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees reviewed the Adviser’s ongoing efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Trustees also considered the structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Board then turned to the anticipated cost of the proposed services, and the proposed structure and level of the advisory fees to be paid under the Agreement. The Trustees noted that the Fund was intended to serve as a vehicle for investment by certain retirement plan separate account clients of the Adviser. The Fund would initially only be offered to those clients, but that it may well be offered more broadly in the future. The Trustees considered comparative fee and expense information provided by U.S. Bancorp Fund Services, LLC (“USBFS”), the Administrator to the Trust. The Trustees noted that the information provided by USBFS indicated that the Fund’s proposed advisory fee under the Agreement was higher than the category median of the peer funds presented to them, but concluded that the Fund’s proposed advisory fee was generally reasonable in light of, among other things, the Adviser’s expertise in managing mortgage-related securities and the proposed fee being generally in line with those of the peers provided to them. The Trustees also noted in this regard that the Adviser was proposing to cap the total expense ratio of the Fund at the median total expense ratio of the comparable funds provided to them.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing the Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided both at the Meeting and at previous meetings of the Trustees and took into account both the likely direct and indirect benefits to the Adviser from managing the Fund. The Trustees noted other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Trust, including possible ancillary benefits to the Adviser’s institutional investment management business. The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive in the start-up period, which period would likely last for some time. The Trustees concluded that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial term.

20	DoubleLine Selective Credit Fund

Information About Proxy Voting	(Unaudited) September 30, 2014

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	September 30, 2014	21

Privacy Notice	(Unaudited) September 30, 2014

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

22	DoubleLine Selective Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

info@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this

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report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell

Ronald R. Redell, President

Date November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell

Ronald R. Redell, President

Date November 26, 2014

By (Signature and Title)	/s/ Susan Nichols

Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date November 26, 2014

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